Fourth Quarter 2015 Earnings

March 1, 2016







AEGION®

Stronger. Safer. Infrastructure.™





Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on February 29, 2015 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, the Aegion® logo, United Pipeline Systems®, Bayou Companies®, Corrpro®, Fyfe®, Fibrwrap®, Tyfo®, Brinderson®, CRTS®, CCSI®, Schultz™, Underground Solutions® and our other trademarks referenced herein are the registered trademarks of Aegion Corporation and its affiliates.

AEGION®

Underground Solutions' patented trenchless technology effectively rehabilitates pressure pipe



Fusible PVC Pipe

Fusible PVC pipe is backed by **patented technologies** for the manufacturing and field pipe joining of PVC pipe for pressure and non-pressure applications, primarily in North America

Value Proposition

- **Low profile** restrained joint
- **Fusible PVC requires less pipe volume and weight** compared to high-density polyethylene (HDPE) alternative
- Connections with fusible PVC can be easily accomplished with industry standard couplings and fittings

Business Model

Provides PVC pipe and pipe fusion technical services

- Outsource manufacturing of the **patented formulation of the PVC material** and contract installation of the fused PVC solution
- **Proprietary pipe fusion** is typically self-performed
- Unique **channel to market** through engineering expertise

Acquisition Economics

Purchase Price

- $85 million
- $5.3 million for tax benefit net operating loss carry forwards (current present value)

2016 Expectations

Contribution to be accretive to EPS

- $50 million in revenues for full year
- Gross margins of 40%+
- >10% operating margins[1]

Acquisition closed on February 18, 2016

Aegion Portfolio Enhancement

Approximately $90 million in annual revenues in pressure pipe market for Underground Solutions, Insituform and Fyfe/Fibrwrap

[1] includes a preliminary estimate for amortization of purchased intangibles

Underground Solutions expands Aegion's presence in the North American pressure pipe market

Over $1 billion market for water pressure pipe trenchless solutions

2015-2019 estimated growth CAGR of mid to high single digits



22%
Pipe Bursting
20%
Spray-on
11%
CIPP
47%
Other

CIPP=cured-in-place pipe

Other category includes fiber-reinforced polymers, fold/form, slip lining , upsizing and horizontal directional drilling

Sources: Global Water Intelligence (2015 and 2011), BCC Research

Primary Market Segments

underground SOLUTIONS

Pipe bursting, slip lining and HDD

Insituform

Cured-in-place pipe

FYFE FIBRWRAP

Fiber-reinforced polymers

Underground Solutions provides its patented PVC pipe and performs pipe fusion in most cases

AEGION

Corrosion Protection's Corrpro business expects AIM effort to better manage customers' pipeline assets

Corrpro collects valuable data related to pipeline corrosion integrity



Asset Integrity Management (AIM)

Raising the bar

- Develop new ways to remotely collect data and insure the accuracy of pipeline close interval surveys
- Modernize Corrpro's asset data repository
- Build geo-spatial interface using mapping software
- Create robust system architecture to support potential future pipeline asset management services

Future Deliverable

Better serve our customers' needs

- Geospatial mapping to report Corrpro's valuable content
- Interface with large customer database systems
- Data repository for smaller customers
- Assist with customer regulatory compliance



Corrpro's scale and expertise provides the means to develop a robust AIM program

AEGION

Aegion nearing completion of upstream repositioning

Internal Energy Market Assessment

① Upstream markets

Lower expected capital spending particularly in high-cost extraction markets such as Canada and Central California

② Need differentiated technologies and services

United Pipeline Systems and Coating Services are challenged, but remain profitable during current down cycle

- *Bayou's application of an innovative insulation technology to be used for a large offshore, deepwater pipe coating and insulation contract*

③ Midstream market remains favorable

Benefits Corrpro's corrosion engineering and cathodic protection expertise, although risk is now greater for project delays and possible cancellation of new pipeline construction

Aegion Actions

Completed — Downsize Energy Services' operations

Continue to support key customers while addressing reduced demand in Central California

Completed — Sold 51% equity stake in Bayou Perma-Pipe Canada

Sold BPPC to joint venture partner MFRI, Inc. for approximately US $9.6 million[1] on February 1, 2016

Completed — Right-size Corrosion Protection's operations

Compete more effectively in a challenging North American energy market

End of Q1'16 — Reduce corporate and other operating costs

Expect $7 to $9 million pre-tax restructuring charge

Reduce annual costs by approximately $15 million

Aegion expects to substantially complete all actions during the first quarter of 2016

[1] Perma-Pipe is a subsidiary of MFRI, Inc.

AEGION

Aegion rebalanced earnings profile in light of persistent low oil prices

2014


2% Mining
16%
Downstream
19%
Midstream
17%
Upstream
46%
Not Related to Oil & Gas
Impacted by depressed oil prices

2016 EXPECTATION


3% Mining
18%
Downstream
18%
Midstream
8%
Upstream
53%
Not Related to Oil & Gas
Actions taken reduce upstream revenues by approximately $100 million

Approximately 60% of consolidated revenues typically come from recurring sources

AEGION

Corrosion Protection to face a more challenging year in 2016

Corrosion Protection Contract Backlog



$273
$176
$ million USD
+55%
December 31 2014
December 31 2015

- Includes the offshore deepwater pipe coating and insulation contract valued at over $130 million
- Negative impact from a more difficult upstream market conditions
- No Backlog from Bayou Canada
- A $4.9 million negative impact from currency translation
- Slow start to 2016 for midstream project activity

Corrosion Protection 2016 Full-Year Outlook

Expect revenues and operating income to be in line with 2015 results including the expected fourth quarter start of the large deepwater pipe coating and insulation contract

- No contribution from Bayou Canada worth about $30 million in revenues
- A continued and more difficult upstream environment will pressure United Pipeline Systems and Bayou Louisiana, in particular
- Corrpro expected to slightly grow revenues in a more volatile midstream pipeline market
- Currency translation risk given the continued strength of the U.S. dollar



Bayou EXTERNAL COATING
Corrpro CATHODIC PROTECTION
Bayou CONCRETE COATING
Bayou INTERNAL COATING
United Pipeline Systems HIGH-DENSITY POLYETHYLENE
CRTS INTERNAL FIELD JOINT COATING
CCSI EXTERNAL FIELD JOINT COATING
Bayou/Wasco INSULATION COATING

AEGION

Energy Services adapts to challenging upstream markets





Energy Services Contract Backlog



$245
$193
-21%
$ million USD
December 31 2014
December 31 2015

- Backlog decline is the result of actions to downsize presence in the Central California upstream market
  - Approximately $70 million reduction in revenues
  - Partially offset by a shift to trade union for a sizeable contract
- Downstream maintenance backlog grew slightly
  - Participating in turnaround activities during first quarter of 2016

Energy Services' backlog represents estimated 12-months' unrecognized revenues to be realized under long-term master service agreements and other signed contracts. Contracts that are up for renewal are not included in the next 12 months' backlog past the renewal date.

Energy Services Full-Year 2016 Outlook

Revenues expected to decline by approximately $90 million because of upstream downsizing, while operating margins expected to remain at 2015 levels as a result of restructuring efforts

- Downstream segment remains favorable given strong demand for maintenance and other activities in the West Coast refining market
  - Executing turnarounds in the first quarter; however, outlook for additional turnarounds in the remainder of 2016 is uncertain
  - No contract renewals for 2016
  - Benefited in 2015 from additional downstream maintenance hours related to the USW strike and clean-up and repair work at a California refinery
- Downsized upstream activity in Central California to align with current market; market conditions remain challenging

Infrastructure Solutions expects favorable market conditions in 2016

Infrastructure Solutions Contract Backlog


$337
$311
-8%
$ million USD
December 31 2014
December 31 2015

- Approximately $20 million of the variance is related to:
  - Restructured international CIPP markets
  - Currency translation
  - A large Fibrwrap industrial project completed in 2015



Insituform® CIPP



Tyfo®/Fibrwrap®



Underground Solutions® Fusible PVC

Infrastructure Solutions 2016 Full-Year Outlook

Expect low single digit organic revenue and operating income growth, excluding Underground Solutions

- Favorable market conditions in North America and Asia-Pacific for Insituform and Fyfe/Fibrwrap
- Focused on improving execution to expand margins
- Currency translation risk given the continued strength of the U.S. dollar

Underground Solutions expected to generate $50 million in revenues for the full year with operating margins greater than 10%

AEGION™

Earnings seasonality traditionally favors the second half of the year

Fourth Quarter

- Traditionally stronger quarter for Corrosion Protection and international markets for Infrastructure Solutions
- Expected start of the large pipe coating and insulation project in Louisiana
- Seasonal draw down for Infrastructure Solutions in North America
- Unites States downstream maintenance activity begins to build; wind down of upstream project activity for Energy Services

First Quarter

- The least profitable quarter because of winter weather in the Northern Hemisphere for Infrastructure Solutions
- Corrosion Protection facing a more difficult market conditions across all businesses, especially Bayou Louisiana
  - 2015 results included strong profit for Bayou Canada, which has been divested
- Energy Services participates in peak season downstream maintenance and turnaround activities


2016

Third Quarter

- Summer/Fall drives peak activity for Infrastructure Solutions and Corrosion Protection
- United States downstream maintenance activity slows as refineries operate at peak capacity for Energy Services

Second Quarter

- Seasonal activity increases for Infrastructure Solutions and Corrosion Protection
- For Energy Services, United States downstream maintenance and turnaround activity begins to wind down ahead of peak capacity utilization in the third quarter

Expect first quarter 2016 non-GAAP earnings per share to be below first quarter 2015

AEGION

Expected 2016 non-GAAP earnings per share to be in line with results in 2015

Infrastructure Solutions



Wastewater Pipelines



Water Pressure Pipelines

- Favorable municipal markets and focus on execution support modest revenue growth and improved operating income

Corrosion Protection



Oil, Gas and Mining Pipelines

- North American midstream pipeline construction expected to be stable
- A more difficult upstream market to impact revenues and profits, especially Bayou Louisiana, because of low backlog entering 2016 ahead of the start of the large offshore, deepwater, pipe coating and insulation contract expected in the fourth quarter
- With expected contribution from the large contract and the cost reduction initiative, 2016 revenues and operating income should be in line with 2015

Energy Services



Refining and Petrochemical



Exploration and Extraction

- Continued strong demand for refined oil products provides favorable market conditions to maintain downstream revenue near record 2015 levels
- Upstream revenues decline by approximately $70 million due to reduced activity in Central California
- The upstream repositioning, one-time events in the downstream segment in 2015 and uncertainty with respect to turnaround activities, 2016 revenues are expected to decline by approximately $90 million with operating margin percentage in line with 2015 as a result of the cost reduction initiative

Aegion strategic actions

- Underground Solutions expected to contribute $50 million in revenues with > 10% operating margins
- Restructuring to reduce annual operating costs by approximately $15 million

AEGION

Record cash balance and operating cash flow in 2015

Aegion Cash Generation



Cash and Cash Equivalents
Cash Flow from Operating Activities
$158
$88
$175
$81
$212
$132
2013
2014
2015

In USD Millions
Excludes discontinued operations

2015

As of December 31, 2015

Cash flow from operating activities was $132.0 Million:

- DSOs was 79 days, a 3 day reduction from the same period in 2014 and a 13 day reduction from 2013
- Prepayments for the large pipe coating and insulation contract reduces 2015 DSO by an additional 12 days
- Company focus to improve billing cycle and cash collections to reduce DSOs on a sustainable basis to at least 75 days over the next few years

Uses of Cash:

- CAPEX was $29 million compared to $33 million in 2014
  - Expect full year 2016 CAPEX to be approximately $35 million, including Underground Solutions
- Repurchased 1.5 million shares for $25 million
  - Approximately 15% remains on the existing $20 million authorization until June 2016
  - New credit facility permits up to an additional $40 million for share repurchases in 2016
- Used approximately $60 million in cash to fund the acquisition of Underground Solutions on February 18, 2016

AEGION

2015 full year and fourth quarter financial results

Selected Financial Results for the quarter ended December 31, 2015 and 2014 – Non-GAAP from Continuing Operations

Current and prior year results exclude discontinued operations

(in USD thousands, except margins and per share information)	4Q 2015	4Q 2014	Change	YTD 2015	YTD 2014	Change
Revenues	$ 330,713	$ 352,181	(6.1)%	$ 1,333,570	$ 1,331,421	0.2 %
Adjusted Gross Profit	67,497	83,817	(19.5)%	278,504	295,677	(5.8)%
Adjusted Gross Margin	*20.4 %*	*23.8 %*	*(3.4)*	*20.9 %*	*22.2 %*	*(1.3)*
Adjusted Operating Income	21,835	28,773	(24.1)%	79,068	85,084	(7.1)%
Adjusted Operating Margin	*6.6 %*	*8.2 %*	*(1.6)*	*5.9 %*	*6.4 %*	*(0.5)*
Segment Adjusted Operating Income						
Infrastructure Solutions	15,273	15,826	(553)	58,842	44,150	14,692
Corrosion Protection	2,747	10,069	(7,322)	11,526	27,386	(15,860)
Energy Services	3,815	2,878	937	8,700	13,548	(4,848)
Non-Controlling Interest	(335)	(875)	540	(985)	(1,755)	770
Adjusted Income from Continuing Operations (Attributable to Aegion Corporation)	$ 13,161	18,208	(27.7)%	47,233	52,202	(9.5)%
Adjusted Diluted Earnings per Share (from continuing operations)	$ 0.36	$ 0.48	(25.0)%	$ 1.28	$ 1.37	(6.6)%
Reported Consolidated Backlog	$ 776.5	$ 758.0	2.4 %			

Adjusted financial results are defined as GAAP results excluding non-recurring items (non-GAAP). See reconciliation to GAAP in the Appendix.
Prior year reported backlog includes international markets that are part of the October 2014 Realignment and Restructuring initiative

AEGION

Negative impact from foreign currency translation in 2015

(in thousands USD except for share information)	Revenue		Operating Income		Earnings per Diluted Share	
Reported GAAP Results for 2014	$	1,331,421	$	(19,812)	$	(0.88)
Restructuring-Related Charges				47,824		0.95
Long-lived asset and goodwill impairments				52,732		1.23
Acquisition-Related Expenses				1,375		0.02
Divestiture of Bayou Coating LLC ("BTR") JV				--		0.01
Reserves for disputed accounts receivable				7,465		0.11
Brinderson escrow settlement				(4,500)		(0.07)
2014 adjusted results	**$**	**1,331,421**	**$**	**85,084**	**$**	**1.37**
BTR Equity Earnings for First Quarter 2014		--		--		(0.02)
2015 Currency Translation Impact		(51,756)		(5,963)		(0.12)
2014 adjusted core results	$	1,279,665	$	79,912	$	1.23
2015 adjusted results	$	1,333,804	$	79,068	$	1.28
2015 vs. 2014 (adjusted)		4.2%		(1.1)%		4.1%

Adjusted financial results are defined as GAAP results excluding non-recurring items (non-GAAP). See reconciliation to GAAP in the Appendix.

AEGION

Strong headwinds compared to record performance in Q4'14

Fourth Quarter Gross Margins Performance

Infrastructure Solutions


28.0%
25.1%
-290 bps
Q4'14
Q4'15

Strong results compared to record performance in Q4'14

- Insituform North America performed very well matching the strong results in the prior year
- Fyfe/Fibrwrap North America gross margins were down year-over-year due to closeout of higher margin pipeline project activity in 2014
- Decreased contribution from certain European markets

Corrosion Protection


25.4%
21.1%
-430 bps
Q4'14
Q4'15

Significantly more difficult upstream market compared to Q4'14

- Upstream market challenges, especially in Canada, negatively impacted United Pipeline Systems and Bayou Canada compared stronger market conditions in Q4'14
- Bayou Louisiana improved margins through increased activity
- Corrpro impacted by customer-driven price competition, greater mix of lower margin construction projects, reduced fix cost absorption
- Significant margin difference between current onshore project in Chile and the higher margin offshore Saudi Aramco Wasit project completed in 2014

Energy Services


13.7%
12.3%
-140 bps
Q4'14
Q4'15

Favorable downstream market contrasted with upstream challenges

- Downstream margins exceeded expectations on increased maintenance services and turnaround activity
- Reduced upstream volume and customer cost reductions compressed margins

AEGION

Aegion generated strong free cash flow in 2015

Adjusted Effective Tax Rate

28.3%

+400 bps because of higher portion of income in higher tax jurisdictions

Debt-to-EBITDA

2.9

Maintained financial flexibility

Adjusted per the terms of the credit facility agreement

Free Cash Flow

$103 Million

Record level

Cash flow from operating activities less capital expenditures

Return on Invested Capital

7.7%

Increased 20 basis points compared to 2014

[1] ROIC = NOPAT + Equity Earnings – Non-Controlling Interest / [(Total Assets – Non-Interest Bearing Liabilities) – (Cash and Cash Equivalents)]

Appendix

Aegion substantially completed the 2014 Restructuring in 2015

2014 Realignment and Restructuring Plan

1. **International Water & Wastewater**
   Exit certain unprofitable international locations

2. **Combine Insituform and Fyfe/Fibrwrap**
   Enhance Fyfe/Fibrwrap outlook through greater market access while optimizing costs by leveraging Insituform's operations

3. **Right-size Bayou's Louisiana Facility**
   Optimize operation to meet market opportunities in a cost effective manner

2014 Charges

$49.5 million (pre-tax), or $0.95 per diluted share in the fourth quarter of 2014

2015 Charges

International Water & Wastewater

$11.0 million (pre-tax) charge, or $0.24 per diluted share

Fourth Quarter 2015: $0.3 million pre-tax charge for trailing cash costs and balance sheet close out adjustments

- $(0.3) million in non-cash charges for collections on accounts receivable reserved in the prior year period
- $0.6 million cash charges for severance, wind-down performance payments, outplacement and other employee costs

---

Aegion Realignment and Restructuring

From inception in the third quarter of 2014 through 2015

	Pre-Tax ($M)	Per Diluted Share
Cash charges	$11.9	$0.23
Non-Cash charges	$48.6	$0.96
Total restructuring charges	$60.5	$1.19

AEGION

Aegion delivered at the high end of the planned savings

2014 Realignment and Restructuring

1

Annual Cost Savings

Annual Savings

$10.8 million pre-tax, or $0.20 per diluted share

At the high end of original expectations

2

Improved ROIC / Cash Liberation

Expect incremental improvement of approximately 100 basis points

- 2014: Realized approximately 75 basis point improvement from the write-down of tangible and certain intangible assets
- 2015: Recognized 25 basis point improvement from the full annual restructuring savings and the exit from loss producing international CIPP contracting markets

3

Intangible Benefits

Greater focus on growth drivers

- Platform realignment creates opportunities to offer broader solutions to clients
- Management will increase focus in key areas for growth and other strategic initiatives
- Liberated cash can be invested in growth enhancing new investments or acquisitions

AEGION

2015 non-GAAP reconciliation from continuing operations

All financial data presented is from continuing operations

(in USD thousands, except margins and per share information)	As Reported (GAAP)	2014 Restructuring [(1)]	Goodwill Impairment [(2)]	Credit Facility Fees [(3)]	Acquisition-Related Expenses [(4)]	Divestiture Activity [(5)]	Litigation Settlement [(6)]	Reserves for Long-Dated A/R [(7)]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 1,057,783	$ (2,717)	$ —	$ —	$ —	$ —	$ —	$ —	$ 1,055,066
Gross Profit	275,787	2,717	—	—	—	—	—	—	278,504
Operating Expenses	209,477	(4,387)	—	—	—	—	(2,771)	(2,883)	199,436
Goodwill Impairment	43,484	—	(43,484)	—	—	—	—	—	—
Acquisition-Related Charges	1,912	—	—	—	(1,912)	—	—	—	—
Restructuring Charges	968	(968)	—	—	—	—	—	—	—
Operating Income	19,946	8,072	43,484	—	1,912	—	2,771	2,883	79,068
Interest Expense	(16,044)	140	—	3,377	—	—	—	—	(12,527)
Other Income/(Expense)	(2,905)	2,768	—	—	—	801	—	—	664
Income before Taxes	1,215	10,980	43,484	3,377	1,912	801	2,771	2,883	67,423
Taxes on Income	9,205	2,268	7,773	1,354	(2,745)	(626)	1,111	865	19,205
Income (loss) (attributable to Aegion Corporation) [(8)]	$ (8,067)	$ 8,712	$ 35,711	$ 2,023	$ 4,657	$ 1,427	$ 1,660	$ 1,110	$ 47,233
Diluted Earnings per Share [(8)]	$ (0.22)	$ 0.24	$ 0.97	$ 0.05	$ 0.13	$ 0.04	$ 0.04	$ 0.03	$ 1.28

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $2,717 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,387 related to reserves for potentially uncollectable receivables, early lease termination costs, and other restructuring charges; (iii) pre-tax restructuring charges of $968 related to severance and benefit related costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $2,908 related to the write-off of certain other assets, including the loss on the sale of the CIPP contracting operation in France.

(2) Includes non-GAAP adjustments related to pre-tax charges recorded for goodwill impairment totaling $43,484 for the CRTS ($9,957) and Energy Services ($33,527) reporting units.

(3) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with the refinancing of the Company's credit facility during the period.

(4) Includes non-GAAP adjustments related to expenses incurred in connection with: (i) the Company's acquisition of Schultz Mechanical Contractors, Inc.; (ii) the Company's acquisition of Underground Solutions, Inc.; and (iii) other potential acquisition activity pursued by the Company during the year.

(5) Includes non-GAAP adjustments for losses on the sale of Bayou Perma-Pipe Canada, Ltd. and Fibrwrap Construction Peru S.A.C.

(6) Includes non-GAAP adjustments related to reserves for the tentative settlement of a disputed customer matter within the Infrastructure Solutions segment.

(7) Includes non-GAAP adjustments related to reserves for accounts receivable associated with long-dated receivables within the Corrosion Protection segment.

(8) Includes non-controlling interests.

AEGION

2015 Infrastructure Solutions non-GAAP reconciliation

(in USD thousands)	Year Ended December 31, 2015			Year Ended December 31, 2014		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 556,234	$ —	$ 556,234	$ 567,205	$ —	$ 567,205
Cost of Revenues	416,339	(2,717)	413,622	431,322	(4,356)	426,966
Gross Profit	139,895	2,717	142,612	135,883	4,356	140,239
Operating Expenses	90,928	(7,158)	83,770	124,101	(28,012)	96,089
Goodwill Impairment	—	—	—	16,069	(16,069)	—
Definite-lived Intangible Asset Impairment	—	—	—	1,220	(1,220)	—
Acquisition-Related Charges	1,132	(1,132)	—	—	—	—
Restructuring Charges	968	(968)	—	687	(687)	—
Operating Income (loss)	$ 46,867	$ 11,975	$ 58,842	$ (6,194)	$ 50,344	$ 44,150

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, reserves for potentially uncollectable receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges; (ii) reserves for the tentative settlement of a disputed matter; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, Inc.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with inventory obsolescence, reserves for potentially uncollectable receivables, write-down of long-lived assets, impairment of fixed assets, write-off of certain other assets and accrued expenses, and other restructuring charges; (ii) impairment of goodwill for the Fyfe reporting unit; and (iii) impairment of definite-lived intangible assets for Fyfe Latin America.

AEGION

2015 Corrosion Protection non-GAAP reconciliation

(in USD thousands)	Year Ended December 31, 2015			Year Ended December 31, 2014		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 437,921	$ —	$ 437,921	$ 458,409	$ —	$ 458,409
Cost of Revenues	344,701	—	344,701	359,105	(11,338)	347,767
Gross Profit	93,220	—	93,220	99,304	11,338	110,642
Operating Expenses	84,577	(2,883)	81,694	83,256	—	83,256
Goodwill Impairment	9,957	(9,957)	—	35,443	(35,443)	—
Definite-lived Intangible Asset Impairment	—	—	—	10,896	(10,896)	—
Acquisition-Related Charges	457	(457)	—	719	(719)	—
Operating Income (loss)	$ (1,771)	$ 13,297	$ 11,526	$ (31,010)	$ 58,396	$ 27,386

(1) Includes non-GAAP adjustments related to: (i) reserves for accounts receivable associated with long-dated receivables; (ii) impairment of goodwill for the CRTS reporting unit; and (iii) expenses incurred in conjunction with potential acquisition activity pursued by the Company during the year.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring and impairment-related charges for Bayou's operation for the write-down of long-lived assets and the impairment of definite-lived intangible assets; (ii) impairment of goodwill for the Bayou and CRTS reporting units; and (iii) expenses incurred in conjunction with potential acquisition activity pursued by the Company during the year.

AEGION

2015 Energy Services non-GAAP reconciliation

(in USD thousands)	Year Ended December 31, 2015			Year Ended December 31, 2014		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 339,415	$ —	$ 339,415	$ 305,807	$ —	$ 305,807
Cost of Revenues	296,743	—	296,743	261,011	—	261,011
Gross Profit	42,672	—	42,672	44,796	—	44,796
Operating Expenses	33,972	—	33,972	26,748	4,500	31,248
Goodwill Impairment	33,527	(33,527)	—	—	—	—
Acquisition-Related Charges	323	(323)	—	656	(656)	—
Operating Income (loss)	$ (25,150)	$ 33,850	$ 8,700	$ 17,392	$ (3,844)	$ 13,548

(1) Includes non-GAAP adjustments related to: (i) impairment of goodwill for the Energy Services reporting unit; and (ii) expenses incurred in conjunction with the Company's acquisition of Schultz Mechanical Contractors, Inc. during the year.

(2) Includes non-GAAP adjustments related to: (i) proceeds received in connection with the settlement of escrow claims related to the purchase of Brinderson; and (ii) expenses incurred in conjunction with the Company's acquisitions of Brinderson, L.P. and Schultz Mechanical Contractors, Inc.

AEGION

2014 non-GAAP reconciliation from continuing operations

All financial data presented is from continuing operations

(in USD thousands, except margins and per share information)	As Reported (GAAP)	2014 Restructuring [1]	Goodwill Impairment [2]	Acquisition-Related Expenses [3]	Loss on Sale of Bayou Coating [4]	Reserves for Long-Dated A/R [5]	Brinderson Escrow Settlement [6]	As Adjusted (Non-GAAP)
Cost of Revenues	1,051,438	(15,694)	—	—	—	—	—	1,035,744
Gross Profit	279,983	15,694	—	—	—	—	—	295,677
Operating Expenses	234,105	(20,547)	—	—	—	(7,465)	4,500	210,593
Goodwill Impairment	51,512	—	(51,512)	—	—	—	—	—
Definite-lived Intangible Asset Impairment	12,116	(10,896)	(1,220)	—	—	—	—	—
Acquisition-Related Charges	1,375	—	—	(1,375)	—	—	—	—
Restructuring Charges	687	(687)	—	—	—	—	—	—
Operating Income	(19,812)	47,824	52,732	1,375	—	7,465	(4,500)	85,084
Interest Expense	(12,943)	199	—	—	—	—	—	(12,744)
Other Income/(Expense)	(3,853)	1,495	—	—	472	—		(1,886)
Income before Taxes	(35,975)	49,518	52,732	1,375	472	7,465	(4,500)	71,087
Taxes on Income	(3,840)	13,365	6,119	547	194	2,971	(1,656)	17,700
Income (loss) (attributable to Aegion Corporation) [7]	$ (33,320)	$ 36,153	$ 46,613	$ 828	$ 278	$ 4,494	$ (2,844)	$ 52,202
Diluted Earnings per Share	**$ (0.88)**	**$ 0.95**	**$ 1.23**	**$ 0.02**	**$ 0.01**	**$ 0.11**	**$ (0.07)**	**$ 1.37**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring and charges for cost of revenues of $15,694 associated with the write-down of long-lived assets, impairment of fixed assets, inventory obsolescence and write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $20,547 related to the write-down of long-lived assets, bad debt expenses, impairment of fixed assets, write-off of certain other assets and accrued expenses, and other restructuring charges; (iii) pre-tax restructuring charges for the impairment of definite-lived intangible assets of $10,896 related to Bayou's reporting unit; (iv) pre-tax restructuring charges of $687 related to severance and benefit related costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (v) pre-tax restructuring charges of $1,694 related to the write-off of certain other assets, including the loss on the sale of the CIPP contracting operation in Switzerland.

(2) Includes non-GAAP adjustments related to pre-tax charges related to: (i) goodwill impairment totaling $51,512 for the following reporting units: $29,735 for Bayou, $16,069 for Fyfe and $5,708 for CRTS; and (ii) definite-lived intangible asset impairment totaling $1,220 for Fyfe Latin America.

(3) Includes non-GAAP adjustments related to expenses incurred in connection with (i) the Company's 2012 acquisition of Fyfe Group LLC's Asian operations; (ii) the Company's 2013 acquisition of Brinderson, L.P.; and (iii) other potential acquisition activity pursued by the Company during the year.

(4) Includes non-GAAP adjustments relating to a loss on the sale of the Company's 49 percent interest in Bayou Coating, L.L.C. The difference between the Company's recorded gross equity in earnings of affiliated companies of approximately $1,200 and the final equity distribution settlement of $700 resulted in a loss of approximately $500.

(5) Includes non-GAAP adjustments related to reserves for accounts receivable associated with long-dated receivables, some of which were in litigation or dispute, within the Infrastructure Solutions segment.

(6) Represents proceeds received in connection with the settlement of escrow claims related to the purchase of Brinderson. The total amount of the proceeds was $5,500, of which $1,000 relates to working capital and was recorded as a purchase price adjustment and the remaining $4,500 was recorded as an offset to Operating expenses in the Consolidated Statements of Operations.

(7) Includes non-controlling interests and equity in earnings of affiliated companies.

AEGION

Fourth Quarter 2015 non-GAAP reconciliation from continuing operations

All financial data presented is from continuing operations

(in USD thousands, except margins and per share information)	As Reported (GAAP)	2014 Restructuring [1]	Goodwill Impairment [2]	Credit Facility Fees [3]	Acquisition-Related Expenses [4]	Divestiture Activity [5]	Litigation Settlement [6]	Reserves for Long-Dated A/R [7]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 263,290	$ (74)	$ —	$ —	$ —	$ —	$ —	$ —	$263,216
Gross Profit	67,423	74	—	—	—	—	—	—	67,497
Operating Expenses	51,513	(197)	—	—	—	—	(2,771)	(2,883)	45,662
Goodwill Impairment	43,484	—	(43,484)	—	—	—	—	—	—
Definite-lived Intangible Asset Impairment	—	—	—	—	—	—	—	—	—
Acquisition-Related Charges	1,132	—	—	—	(1,132)	—	—	—	—
Restructuring Charges	(66)	66	—	—	—	—	—	—	—
Operating Income	(28,640)	205	43,484	—	1,132	—	2,771	2,883	21,835
Interest Expense	(6,679)	14	—	3,377	—	—	—	—	(3,288)
Other Income/(Expense)	(545)	32	—	—	—	801	—	—	288
Income before Taxes	(35,875)	251	43,484	3,377	1,132	801	2,771	2,883	18,824
Taxes on Income	(2,442)	351	7,773	1,354	(3,058)	(626)	1,111	865	5,328
Income (loss) (attributable to Aegion Corporation) [8]	$ (32,860)	$ (100)	$ 35,711	$ 2,023	$ 4,190	$ 1,427	$ 1,660	$ 1,110	$ 13,161
Diluted Earnings per Share [8]	$ (0.91)	$ —	$ 0.98	$ 0.06	$ 0.11	$ 0.04	$ 0.05	$ 0.03	$ 0.36

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $74 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $197 related to early lease termination costs and other restructuring charges; (iii) pre-tax restructuring charges of $66 related to severance and benefit related costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $46 related to the write-off of certain other assets.

(2) Includes non-GAAP adjustments related to pre-tax charges recorded for goodwill impairment totaling $43,484 for the CRTS ($9,957) and Energy Services ($33,527) reporting units.

(3) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with the refinancing of the Company's credit facility during the period.

(4) Includes non-GAAP adjustments related to expenses incurred in connection with: (i) the Company's acquisition of Underground Solutions, Inc.; and (ii) other potential acquisition activity pursued by the Company during the period.

(5) Includes non-GAAP adjustments for losses on the sale of Bayou Perma-Pipe Canada, Ltd. and Fibrwrap Construction Peru S.A.C.

(6) Includes non-GAAP adjustments related to reserves for the tentative settlement of a disputed matter within the Infrastructure Solutions segment.

(7) Includes non-GAAP adjustments related to reserves for accounts receivable associated with long-dated receivables within the Corrosion Protection segment.

(8) Includes non-controlling interests.

AEGION

Fourth Quarter 2015 Infrastructure Solutions non-GAAP reconciliation

(in USD thousands)	Quarter Ended December 31, 2015			Quarter Ended December 31, 2014		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 135,064	$ —	$ 135,064	$ 144,994	$ —	$ 144,994
Cost of Revenues	101,243	(74)	101,169	105,175	(754)	104,421
Gross Profit	33,821	74	33,895	39,819	754	40,573
Operating Expenses	21,590	(2,968)	18,622	38,642	(13,895)	24,747
Goodwill Impairment	—	—	—	16,069	(16,069)	—
Definite-lived Intangible Asset Impairment	—	—	—	1,220	(1,220)	—
Acquisition-Related Charges	1,132	(1,132)	—	—	—	—
Restructuring Charges	(66)	66	—	687	(687)	—
Operating Income (loss)	$ 11,165	$ 4,108	$ 15,273	$ (16,799)	$ 32,625	$ 15,826

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; (ii) reserves for the tentative settlement of a disputed matter; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, Inc.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with inventory obsolescence, reserves for potentially uncollectable receivables, write-off of certain other assets and accrued expenses, and other restructuring charges; (ii) impairment of goodwill for the Fyfe reporting unit; and (iii) impairment of definite-lived intangible assets for Fyfe Latin America.

AEGION

Fourth Quarter 2015 Corrosion Protection non-GAAP reconciliation

(in USD thousands)	Quarter Ended December 31, 2015			Quarter Ended December 31, 2014		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 108,764	$ —	$ 108,764	$ 127,320	$ —	$ 127,320
Cost of Revenues	85,855	—	85,855	95,033	—	95,033
Gross Profit	22,909	—	22,909	32,287	—	32,287
Operating Expenses	23,045	(2,883)	20,162	22,218	—	22,218
Goodwill Impairment	9,957	(9,957)	—	35,443	(35,443)	—
Acquisition-Related Charges	—	—	—	522	(522)	—
Operating Income (loss)	$ (10,093)	$ 12,840	$ 2,747	$ (25,896)	$ 35,965	$ 10,069

(1) Includes non-GAAP adjustments related to: (i) reserves for accounts receivable associated with long-dated receivables; and (ii) impairment of goodwill for the CRTS reporting unit.

(2) Includes non-GAAP adjustments related to: (i) impairment of goodwill for the Bayou and CRTS reporting units; and (ii) expenses incurred in conjunction with potential acquisition activity pursued by the Company during the quarter.

AEGION

Fourth Quarter 2015 Energy Services non-GAAP reconciliation

(in USD thousands)	Quarter Ended December 31, 2015			Quarter Ended December 31, 2014		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 86,885	$ —	$ 86,885	$ 79,867	$ —	$ 79,867
Cost of Revenues	76,192	—	76,192	68,910	—	68,910
Gross Profit	10,693	—	10,693	10,957	—	10,957
Operating Expenses	6,878	—	6,878	3,579	4,500	8,079
Goodwill Impairment	33,527	(33,527)	—	—	—	—
Acquisition-Related Charges	—	—	—	314	(314)	—
Operating Income (loss)	$ (29,712)	$ 33,527	$ 3,815	$ 7,064	$ (4,186)	$ 2,878

(1) Includes non-GAAP adjustments related to impairment of goodwill for the Energy Services reporting unit.

(2) Includes non-GAAP adjustments related to: (i) proceeds received in connection with the settlement of escrow claims related to the purchase of Brinderson; and (ii) expenses incurred in conjunction with the Company's acquisition of Schultz Mechanical Contractors, Inc. in March 2015.

AEGION

Fourth Quarter 2014 non-GAAP reconciliation from continuing operations

All financial data presented is from continuing operations

(in USD thousands, except margins and per share information)	As Reported (GAAP)	Restructuring [1]	Impairment [2]	Acquisition-Related Expenses [3]	Reserves for Long-Dated A/R [4]	Brinderson Escrow Settlement [5]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 269,118	$ (754)	$ —	$ —	$ —	$ —	$ 268,364
Gross Profit	83,063	754	—	—	—	—	83,817
Operating Expenses	64,439	(6,430)	—	—	(7,465)	4,500	55,044
Goodwill Impairment	51,512	—	(51,512)	—	—	—	—
Definite-lived Intangible Asset Impairment	1,220	—	(1,220)	—	—	—	—
Acquisition-Related Charges	836	—	—	(836)	—	—	—
Restructuring Charges	687	(687)	—	—	—	—	—
Operating Income	(35,631)	7,871	52,732	836	7,465	(4,500)	28,773
Interest Expense	(3,250)	199	—	—	—	—	(3,051)
Other Income/(Expense)	(2,023)	1,495	—	—	—	—	(528)
Income before Taxes	(40,750)	9,565	52,732	836	7,465	(4,500)	25,348
Taxes on Income	(8,057)	6,448	6,119	333	2,971	(1,656)	6,158
Income (loss) (attributable to Aegion Corporation) [6]	$ (33,675)	$ 3,117	$ 46,613	$ 503	$ 4,494	$ (2,844)	$ 18,208
Diluted Earnings per Share [6]	$ (0.90)	$ 0.08	$ 1.25	$ 0.01	$ 0.12	$ (0.08)	$ 0.48

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring and related charges for cost of revenues of $754 related to impairment of fixed assets, inventory obsolescence and write-off of certain other assets; (ii) pre-tax restructuring and impairment related charges for operating expenses of $6,430 related to bad debt expenses, impairment of fixed assets, write-off of certain other assets and accrued expenses, and other restructuring charges; (iii) pre-tax restructuring charges of $687 related to severance and benefit related costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations (GAAP); and (iv) pre-tax restructuring charges of $1,694 related to the write-off of certain other assets, including the loss on the sale of the CIPP contracting operation in Switzerland.

(2) Includes non-GAAP adjustments related to pre-tax charges related to: (i) goodwill impairment totaling $51,512 for the following reporting units: $29,735 for Bayou, $16,069 for Fyfe and $5,708 for CRTS; and (ii) definite-lived intangible asset impairment totaling $1,220 for Fyfe Latin America.

(3) Includes non-GAAP adjustments related to expenses incurred in connection with acquisition activity pursued by the Company during the period.

(4) Includes non-GAAP adjustments related to reserves for accounts receivable associated with long-dated receivables, some of which were in litigation or dispute, within the Infrastructure Solutions segment.

(5) Represents non-GAAP adjustments related to proceeds received in connection with the settlement of escrow claims related to the purchase of Brinderson. The total amount of the proceeds was $5,500, of which $1,000 relates to working capital and was recorded as a purchase price adjustment and the remaining $4,500 was recorded as an offset to Operating expenses in the Consolidated Statements of Operations.

(6) Includes non-controlling interests.

AEGION